Exhibit 10.21

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of August __, 1999, between Osiris Therapeutics, Inc., a Delaware corporation (the “Company”), and Cambrex Corporation, a Delaware corporation (the “Stockholder”)

RECITALS

A.            The Company and the Stockholder have entered into a Subscription Agreement, dated the date hereof (the “Subscription Agreement”), pursuant to which the Stockholder has agreed to purchase from the Company 770,000 shares of Common Stock of the Company (the “Initial Shares”), upon the terms and conditions described in such Subscription Agreement.

B.            In order to induce the Stockholder to enter into the Subscription Agreement, the Purchaser has agreed to grant to the Stockholder certain registration rights with respect to the shares of Common Stock to be purchased, upon the terms and conditions set forth herein.

C.             Capitalized terms used in this Agreement have the meanings given to them in Section 3.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.1             “Piggy-Back” Registration Rights.  (a)  Right to Participate.  Subject to Section 1.4 herein, if the Company at any time proposes to register any of its securities under the Securities Act, whether or not for sale for its own account, the Company shall give prompt written notice to each Holder of its intention to do so and of the rights of the Holders under this Section 1.1, provided that such notice shall not be required if such proposed registration is (i) a registration effected pursuant to Section 2.1 of the Registration Rights Agreement dated December 31, 1996 by and between the Company and the State of Maryland Department of Business and Economic Development, as modified by a letter agreement of even date therewith (unless and only to the extent the State of Maryland Department of Business and Economic Development gives its consent in writing, which consent the Company shall promptly request and use its reasonable best efforts to obtain), (ii) a registration effected pursuant to Section 9.2 of the Warrant to Purchase Shares of Series A Preferred Stock, granted February 27, 1994 to Dominion Ventures, Inc. (unless and only to the extent all holders of such Warrant and any person or entity to whom the registration rights granted under such Warrant have been transferred pursuant to Section 9.9 therein give their consent in writing, which consent the Company shall promptly request and use its reasonable best efforts to obtain), (iii) a registration effected pursuant to Section 9.2 of the Warrant to Purchase Shares of Series D Preferred Stock, granted June 20, 1995 to Dominion Ventures, Inc. (unless and only to the extent all holders of such Warrant and any person or entity to whom the registration rights granted under such Warrant have been transferred pursuant to Section 9.9 therein give their consent in writing, which consent the Company shall promptly request and use its reasonable best efforts to obtain), (iv) a registration relating solely to the sale of securities to current or former employees, officers, advisors, consultants or directors of the Company or any subsidiary of the Company pursuant to a stock purchase plan or stock option or stock awards approved by the Board of Directors of the Company, (v) a registration on Form S-4 or S-8 or any similar or successor forms, (vi) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or (vii) a registration statement relating to an offering of securities solely to the Company’s existing stockholders.

Upon the terms and subject to the conditions of this Agreement, upon the written request of any Holder (each such requesting Holder, a “Selling Stockholder”) received by the Company within 20 days after the delivery of any such notice by the Company (which request shall specify the Registrable Securities intended to be disposed of by any Selling Stockholder and the intended method or methods of such disposition), the Company shall use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities of the same class as the securities being registered which the Company has been so requested to register by such Selling Stockholder.  If, at any time after giving written notice of its intention to register any such securities and prior to the effective date of the registration statement filed in connection with such registration, the Company determines for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Selling Stockholder and, thereupon, (i) in the case of a determination not to register, the Company need not register any Registrable Securities in connection with such registration (but shall, in such case, pay the reasonable fees and expenses of counsel to the Selling Stockholders in addition to the Registration Expenses), and (ii) in the case of a determination to delay registering, the Company may delay registering any Registrable Securities for the same period as the delay in registering such other securities.

(b)           Priority in Piggy-Back Registration Rights.  If a registration pursuant to this Section 1.1 involves an underwritten offering and the managing or lead underwriter or underwriters advises the Company in writing (a copy of which shall be provided by the Company to each Selling Stockholder) that, in its or their opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number that can be sold in such offering within a price range reasonably acceptable to the Company, or, if the registration is a secondary registration on behalf of a Person or Persons other than a Holder, reasonably acceptable to such Person or Persons (such number being referred to hereinafter as the “Total Salable Shares”), (i) if the registration is a primary registration on behalf of the Company, the Company shall include in such registration the Total Salable Shares by including, (x) first, the securities proposed to be included by the Company (the “Company Shares”), and (y) second, the Registrable Securities requested to be included in such registration by the Selling Stockholders and the securities of other Persons requested to be included in such registration (the “Requested Shares”), each pro rata in accordance with the total amount of Registrable Securities or other such securities entitled to be included therein owned by each Selling Stockholder and by each such other Person, provided, however, that if the number of Requested Shares so included is less than the difference between the Total Salable Shares and the Company Shares, the Company shall increase the number of Requested Shares to be included in such registration proportionately among the holders of Requested Shares (but not, with respect to any one such holder, by a number exceeding the number of such holder’s Requested Shares) until the number of Requested Shares included in the registration together with the Company Shares equals the Total Salable Shares, and (ii) if the registration is a secondary registration on behalf of a Person or Persons other than a Holder, the Company shall include in such registration the Total Salable Shares by including the Requested Shares pro rata in accordance with the total amount of Registrable Securities or other such securities entitled to be included therein owned by each Selling Stockholder and by each such other Person, provided, however, that if the number of Requested Shares so included is less than the Total Salable Shares, the Company shall increase the number of Requested Shares to be included in such registration proportionately among the holders of Requested Shares (but not, with respect to any one such holder, by a number exceeding the number of such holder’s Requested Shares) until the number of Requested Shares included in the registration equals the Total Salable Shares, or in such other proportions as shall be agreed to by a majority in interest of the Selling Stockholders and such other Person or Persons; except, in the case of both preceding clauses (i) and (ii), as otherwise provided in (A) Sections 1.2(b) and 1.8 of the Investors’ Rights Agreement dated May 25, 1994 by and between the Company and the purchasers of the Company’s Series C Convertible Preferred Stock specified therein; (B) Section 4(d) of the Placement Agency Agreement dated June 25, 1993 by and between the Company and Spencer Trask Securities Incorporated; or (C) Section 3 of the letter agreement dated December 31, 1996 by and between the Company and the State of Maryland Department of Business and Economic Development.

(c)           Inconsistent Rights.  The Company shall not grant to any holder of its securities any registration rights inconsistent with the provisions of this Section 1.1 (it being understood that neither the granting of demand registration rights (with respect to which the holders of Registrable Securities may participate pro rata under Sections 1.1 (a) and (b) hereof) nor the granting of pro rata piggyback or incidental registration rights, each on terms comparable to the terms hereof, is considered inconsistent with the terms hereof).

(d)           Expenses.  The Company shall pay all Registration Expenses in connection with any registration requested pursuant to this Section 1.1.

(e)           Selection of Underwriters.  If an incidental registration pursuant to this Section 1.1 involves an underwritten offering, the selection of managing or lead underwriter or underwriters shall not be subject to the approval of the Selling Stockholders.

Section 1.2             Registration Procedures.  If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities as provided in Section 1.1, the Company shall as expeditiously as reasonably possible:

(a)           furnish to a single counsel to the Selling Stockholders (designated by the Selling Stockholder proposing to sell the greatest number of securities in the registration), prior to the filing thereof with the Commission, a copy of any registration statement, and each amendment thereto and each amendment or supplement, if any, to the prospectus included therein and shall use their best efforts to reflect in each such document, when so filed with the Commission, such comments as such counsel reasonably and promptly may propose; provided that, in the event such comments are not so reflected, the Selling Stockholders may, in their sole discretion, withdraw the Registrable Securities requested to be registered pursuant to this Agreement;

(b)           prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective for a period of either (i) not less than 30 days (subject to extension pursuant to the last paragraph of this Section 1.2) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of securities by an underwriter or dealer; or (ii) such shorter period as is required for the disposition of all of the securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period of effectiveness required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

(c)           furnish to each seller of securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents in order to facilitate the disposition of such securities owned by such seller in accordance with such seller’s intended method of disposition, as such seller may reasonably request, but only during such time as the Company shall be required under the provisions hereof to cause such registration statement to remain effective;

(d)           use its best efforts to register or qualify securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions in the United States of the securities owned by such seller, provided that the Company shall not for any such purpose be required to (i) qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this subsection (d), (ii) consent to general service of process in any such jurisdiction, (iii) subject itself to taxation in any such jurisdiction or (iv) conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction;

(e)           use its best efforts to cause all securities covered by such registration statement to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of the Company to enable the sellers to consummate the disposition thereof;

(f)            if provided to any Person other than the Selling Stockholder or an underwriter in connection with a registration in which the Selling Stockholder has requested to participate in accordance with Section 1.1 hereof, furnish to each Selling Stockholder a signed counterpart, addressed to such Selling Stockholder (and the underwriters, if any), of

(i)            an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), in form and substance reasonably satisfactory to such Selling Stockholder, and

(ii)           a “comfort” letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), in form and substance reasonably satisfactory to such Selling Stockholder, signed by the independent public accountants who have certified the Company’s financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants’ letter, with respect to events subsequent to the date of such financial statements as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities;

(g)           (i)  notify each Selling Stockholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and (ii) at the request of any such Selling Stockholder, promptly prepare and furnish to such Selling Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(h)           otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months beginning after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 1l(a) of the Securities Act; and

(i)            use its reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on each securities exchange on which similar equity securities issued by the Company are then listed, and to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement.

It shall be a condition precedent to the Company’s registration of any Registrable Securities of a prospective Selling Stockholder having requested such registration pursuant to this Agreement that such Selling Stockholder furnish the Company in writing for inclusion in the registration statement such information regarding such Selling Stockholder and the distribution of such Registrable Securities being sold as the Company may from time to time reasonably request.

Each Selling Stockholder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 1.2(h), such Selling Stockholder shall forthwith discontinue such Selling Stockholder’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Selling Stockholder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 1.2(h) and, if so directed by the Company, such Selling Stockholder shall use its reasonable efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Selling Stockholder’s possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.  If the Company shall give any such notice, the applicable time period mentioned in Section 1.2(b) during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 1.2(h), to and including the date when each Selling Stockholder shall have received the copies of the supplemented or amended prospectus contemplated by Section 1.2(h).

Section 1.3             Delay of Filing or Sales.  The Company shall have the right, upon giving notice to the Selling Stockholders of the exercise of such right, to require such Selling Stockholders not to sell any Registrable Securities pursuant to a registration statement for a period of 180 days from the date on which such notice is given, or such shorter period of time as may be specified in such notice or in a subsequent notice delivered by the Company to such effect prior to or during the effectiveness of the registration statement, if (i) the Company is engaged in negotiations with respect to, or has taken a substantial step to commence, or there otherwise is pending, any merger, acquisition, other form of business combination, divestiture, tender offer, financing or other similar transaction, or there is an event or state of facts relating to the Company, in each case which is material to the Company (any of the foregoing, a “Material Activity”), (ii) such Material Activity would be reasonably likely, in the opinion of counsel for the Company, to require disclosure so as to permit the Registrable Securities to be sold in compliance with law, and (iii) such disclosure would, in the reasonable judgment of the Company, be adverse to its interests.

Section 1.4             Underwritten Offerings.  (a)  Piggy-Back Underwritten Offerings.  If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 1.1 and such securities are to be distributed by or through one or more underwriters, the Company shall, if requested by the Selling Stockholders pursuant to Section 1.1 and subject to the provisions of Section 1.1(b), use its reasonable best efforts to arrange for such underwriters to include those Registrable Securities designated by the Selling Stockholders among the securities to be distributed by such underwriters.  The right of any Selling Stockholder to such inclusion shall be conditioned upon such Selling Stockholder’s participation in such underwriting, the inclusion of such Selling Stockholder’s Registrable Securities in the underwriting to the extent provided herein, and such Selling Stockholder’s acceptance of the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters).  The Selling Stockholders shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of any other stockholder of the Company selling securities of the Company pursuant to such underwriting agreement shall also be made to and for the benefit of such Selling Stockholders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Selling Stockholders.  No underwriting agreement (or other agreement in connection with such offering) shall require any Selling Stockholder to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Stockholder, such Selling Stockholder’s Registrable Securities and such Selling Stockholder’s intended method of distribution and any other representations required by law.

(b)           Holdback Agreements.  Each Holder agrees by becoming a holder of Registrable Securities not to effect any public sale or distribution of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act (or any similar provision then in force), during the ten days before and the 60 days after any underwritten registration pursuant to Section 1.1 has become effective, except as part of such underwritten registration.  This Agreement not to effect any public sale or distribution shall be in addition to, and shall in no way limit, any obligation of a Holder not to effect transactions in the Company’s Common Stock arising under the Subscription Agreement.

Section 1.5             Indemnification.  (a)  Indemnification by the Company.  In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 1.1, the Company will indemnify and hold harmless each Selling Stockholder, its directors, officers, employees, agents and advisors, and each other Person, if any, who controls such Selling Stockholder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which each such Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon

(i)            any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto,

(ii)           any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or

(iii)          any violation or alleged violation by the Company, or any of its directors, officers, employees, agents or advisors, of any law or regulation applicable to the Company with respect to such registration or offer or sale of Registrable Securities, and the Company will reimburse such Person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, in reliance upon and in conformity with written information prepared and furnished to the Company by any Selling Stockholder specifically for use in the preparation thereof; provided, further, that the Company shall not be liable to any Selling Stockholder who participates as an underwriter in any such registration or any other Person who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the securities to such Person if such statement or omission was timely corrected in such final prospectus.  It is agreed that the indemnity contained in this Section 1.5(a) shall not apply to amounts paid in settlement of any loss, claim, damages, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Person and shall survive the transfer of such securities by such Person.  The Company shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified in respect of a claim for each jurisdiction in which such counsel is required unless a conflict of interest exists between such indemnified party and any other indemnified party in respect of such claim.

(b)           Indemnification by the Selling Stockholders.  If any Registrable Securities held by a Selling Stockholder are included in any registration statement filed pursuant to Section 1.1 hereof, the Stockholder and, if different, such Selling Stockholder, will indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 1.5(a)) the Company, each director, officer, employee, agent and advisor of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act (other than such Persons who are Selling Stockholders), with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information prepared and furnished to the Company by such Selling Stockholder specifically for use therein.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer, employee, agent, advisor or controlling Person and shall survive the transfer of such securities by such Selling Stockholder.  The indemnity provided by each Selling Stockholder under this Section 1.5(b) shall be only with respect to its own misstatements and omissions (and, in the case of the Stockholder, shall be only with respect to misstatements and omissions by the Stockholder and/or its Affiliates) and not with respect to those of any other seller or prospective seller of securities, and not jointly and severally, and shall be limited in amount to the net amount of proceeds received by such Selling Stockholder from the sale of Registrable Securities pursuant to such registration statement.  It is agreed that the indemnity contained in this Section 1.5(b) shall not apply to amounts paid in settlement of any loss, claim, damages, liability or action if such settlement is effected without the consent of the indemnifying Selling Stockholder (which consent shall not be unreasonably withheld).

(c)           Notices of Claims, etc.  Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this Section 1.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 1.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action or proceeding is brought against an indemnified party, unless a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified parry of its election so to assume the defense thereof, if the indemnifying party is entitled to do so hereunder, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to a conflict of interest between such indemnified party and any other party represented by such counsel in such action or proceeding, an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party.  No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d)           Contribution.  If for any reason the indemnity set forth in the preceding subsections of this Section 1.5 is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with the offering of securities and the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage, or liability, as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party.  No party shall be liable for contribution under this Section l.5(d) except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 1.5 if such indemnification were enforceable under applicable law.

(e)           Payments.  The indemnification or contribution required by this Section 1.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, subject to refund if the party receiving such payments is subsequently found not to have been entitled thereto hereunder.

Section 2.               Other Provisions.

Section 2.1             Rule 144.  The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act pursuant to (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any similar rule or regulation hereafter promulgated.  Upon the request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

Section 2.2             Transfer of Registration Rights and Obligations.  This Agreement and the rights provided herein are for the benefit of all Holders in addition to the Stockholder, and all such Holders may enforce their rights and remedies directly against the Company.  In the event the Company issues or distributes, or proposes to issue or distribute, any shares or other securities of another issuer to any Holder and such shares or other securities would be Registrable Securities, the Company shall use its reasonable best efforts to cause such issuer to deliver to the Holders a written instrument, in form and substance reasonably satisfactory to the Holders, that such issuer is bound by and subject to all the terms and conditions of this Agreement to the same extent as the Company and that the rights and remedies provided herein to the Holders apply in all respects to the Registrable Securities of such issuer.

Section 3.               Definitions.  Capitalized terms, as used in this Agreement, have the following meanings:

Affiliate means, with respect to any specified Person, any other Person which directly or indirectly, controls, is controlled by or is under common control with, such specified Person.  For the purposes of this definition, “control” means the possession of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

Beneficial ownership and owned beneficially have the meanings given to them in Rule 13d-3 under the Exchange Act.

Commission means the Securities and Exchange Commission.

Company has the meaning given to it in the Introduction.

Exchange Act means The Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

Governmental Authority means any government, any political subdivision, any governmental agency, bureau, department, board or commission, any court or tribunal or any other governmental instrumentality, whether federal, state or local, domestic or foreign.

Holder means any Person who owns, beneficially or of record, any Registrable Securities.

Initial Shares has the meaning given to it in the Recitals.

Material Activity has the meaning given to it in Section 1.3.

Person means an individual, corporation, trust, joint venture, association, partnership or other entity, or any governmental or political subdivision or an agency or instrumentality thereof.

Registrable Securities means, at any given time, any of the following securities owned at such time, beneficially and of record, by the Stockholder or any Affiliate of the Stockholder:  (i) any Initial Shares, and any securities into which any such Initial Shares are converted or exchanged; (ii) any shares of Common Stock, or other securities, of the Company distributed as a dividend or other distribution in respect of the securities in clause (i), and any securities into which any such Common Stock is converted or exchanged; and (iii) any shares or other securities issued or proposed to be issued with respect to any of the securities in clause (i) or (ii) by way of a dividend or other distribution (including a stock dividend or a dividend of securities of another issuer), stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been sold to the public pursuant to Rule 144 under the Securities Act or (iii) they are eligible for sale in their entirety under Rule 144.

Registration Expenses means all expenses incident to the Company’s performance of or compliance with Section 1, including, (a) all registration, filing and NASD fees, (b) all fees and expenses of complying with securities or blue sky laws, (c) all word processing, duplicating and printing expenses, (d) messenger and delivery expenses, (e) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any “comfort” letters required by or incident to such performance and compliance, (f) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered (if the Company elects to obtain any such insurance), (g) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, including counsel for the underwriters but excluding underwriting discounts and commissions, and (h) reasonable costs and expenses incurred for presentations to or meetings with prospective investors in connection with the offer or sale of Registrable Securities in a public offering thereof; provided, that (x) except as otherwise specifically provided herein, fees and disbursements of counsel to the Selling Stockholders, and (y) transfer taxes, and underwriting discounts or commissions and brokerage fees for the sale of Registrable Securities, shall not be included as Registration Expenses and shall not be paid by the Company.

Securities Act means the Securities Act of 1933, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

Selling Stockholder has the meaning given to it in Section 1. l(a).

Stockholder has the meaning given to it in the Introduction.

Section 4.               Miscellaneous.

Section 4.1             Term.  This Agreement shall be effective as of the date hereof and shall terminate, except for the provisions of Section 1.5, which shall survive any such termination, at such time as no Registrable Securities remain outstanding.

Section 4.2             Notices.  All notices, consents, requests, instructions, approvals and other communications provided for in, or in connection with, this Agreement shall be in writing and shall be deemed validly given upon personal delivery or one day after being sent by overnight courier service or by telecopy (so long as for notices or other communications sent by telecopy, the transmitting telecopy machine records electronic confirmation of the due transmission of the notice), at the following address or telecopy number, or at such other address or telecopy number as a party may designate to the other parties:

If to the Company, to:

Osiris Therapeutics, Inc.

2001 Aliceanna Street

Baltimore, Maryland  21231-3043

Telecopy:  (410) 522-6999

Attention:  Corporate Secretary

If to the Stockholder or any other Holder, to:

Cambrex Corporation

One Meadowlands Plaza

East Rutherford, New Jersey  07073

Telecopy:  (201) 804-9851

Attention:  General Counsel

Section 4.3             Governing Law.  This Agreement will be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of law.

Section 4.4             Amendments; Waivers, etc.  (a)  Any provision of this Agreement may be amended or supplemented and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of at least fifty-one percent (51%) of the Registrable Securities then outstanding.  Any amendment, supplement or waiver effected in accordance with this Section 4.4 shall be binding upon each Holder of Registrable Securities and the Company.

(b)           No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 4.5             Assignment.  Except as otherwise contemplated by Section 2.2, this Agreement shall not be assignable or otherwise transferable by a party without the prior written consent of the other party, and any attempt to so assign or otherwise transfer this Agreement without such consent shall be void and of no effect.  This Agreement shall be binding upon the respective successors and assigns of the parties hereto.

Section 4.6             Third Party Beneficiaries.  Except as provided in Section 2.2, nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their successors and permitted assigns (including Holders other than the Stockholder), any right, remedy or claim under or in respect of this Agreement or any provision hereof.

Section 4.7             Severability.  If any provision of this Agreement is held to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties hereto to the maximum extent possible.  In any event, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

Section 4.8             Section Headings.  The article and section headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

Section 4.9             Integration.  This Agreement, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement of the parties and supersede any and all prior agreements, arrangements and understandings relating to the subject matters hereof and thereof, except as otherwise provided in Section 1.4(b) herein.

Section 4.10           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

Section 4.11           Specific Performance.  In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law.  The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

OSIRIS THERAPEUTICS, INC.

By:
Name:
Title:

CAMBREX CORPORATION

By:
Name:
Title: